McMoRan Exploration Co.

1st Quarter 2012 Conference Call

James R. Moffett
Co-Chairman of the Board, President & CEO

Richard C. Adkerson
Co-Chairman of the Board

April 17, 2012

TRAILBLAZER

MMR
LISTED
NYSE

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that forward-looking statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities and costs, capital expenditures, reclamation, indemnification and environmental obligations and costs, the potential for or expectation of successful flow tests, anticipated and potential quarterly and annual production and flow rates, reserve estimates, projected operating cash flows and liquidity and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they may have on our results of operations or financial condition. Important factors that may cause actual results to differ materially from those anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2011.

This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.

Trailblazer


McMoRan Exploration Co.
TRAILBLAZER
2011 Annual Report and Form 10-K

- **Geologic Success Has Identified Major New Sub-Salt Trend Spanning 200 + Miles on Shelf of GOM/Onshore South LA**
- **Targets Prospects on Large Structures with Multi-Tcfe Potential**
- **Leading the Way in Developing Processes/Technologies to Drill & Produce Ultra-Deep Trend**
- **Success Provides Opportunity to Develop Low-Cost, Long-Term Source of Natural Gas**

1Q12 Summary

TRAILBLAZER

McMoRan 1Q12 Sales Stats

	Volumes	Realization
Natural Gas	8.8 Bcf	$2.59/Mcf
Oil	0.6 MM Bbls	$112.70/Bbl
Natural Gas Liquids	1.7 Bcfe	$8.96/Mcfe

1Q Production Rate of 156 MMcfe/d

- **Net Loss: $4.9 Million ($0.03/share), Includes:**
  - **$7.1 Million in Impairment Charges**
- **EBITDAX(1): $61.3 Million**
- **Operating Cash Flow: $38.8 Million, Including:**
  - **$4.9 Million in Working Capital Uses**
  - **$11.7 Million in Abandonment Expenditures**
- **Capital Expenditures of $165.1 Million**
- **Cash of $432 Million at March 31, 2012**

(1) Please see slide 24 for reconciliation of this Non-GAAP Measure to net income.

Ultra-Deep Findings To Date

TRAILBLAZER

	Davy Jones No. 1	Davy Jones No. 2	Blackbeard West No. 1	Blackbeard East	Lafitte
Working Interest	63.4%	63.4%	69.4%	72.0%	72.0%
Net Revenue Interest	50.2%	50.2%	56.5%	57.4%	58.3%
Pay Counts [(1)]	*200′ Wilcox*	*120′ Wilcox Sands; 192′ Tuscaloosa Sands & Lower Cretaceous Carbonate*	*168′ Miocene; 52′ Oligocene Sand*	*178′ in Miocene Sands; 300′ Sparta Carbonate*	*171′ Miocene; 40′ in Frio; 65′ U. Eocene; 300′ Sparta Carbonate*
Miocene					
Upper				✓	
Middle			✓	✓	✓
Lower			✓		✓
Oligocene			✓		
Frio			*Reached TD in Oligocene @ 32,997′*	✓	✓
Vicksburg				✓	
Eocene					
Upper Eocene					✓
Sparta				✓	✓
Paleocene				*Reached TD in Eocene @ 33,318′*	*Reached TD in Eocene @ 34,162′*
Wilcox	✓	✓			
Cretaceous					
Tuscaloosa	*Reached TD in Paleocene @ 29,000′*	✓			
Lower Cretaceous		✓			
		Reached TD in Lower Cretaceous @ 30,546′			

***NOTE:** Flow testing will be required to confirm the potential hydrocarbons and flow rates from these sandstone and limestone formations.*

(1) All pay counts above reflect net feet of sandstones, with the exception of the Carbonate intervals which represent the gross thickness of the limestone encountered.

Ultra-Deep Accomplishments To-Date

McMoRan

TRAILBLAZER

Activities to Date Have De-risked Shallow Water, Ultra-Deep Shelf Play

- **Proved Wells Can be Drilled/Evaluated Safely Below Salt Weld** ✓
- **Confirmed Geologic Model in 8 Formations Below Salt Weld** ✓
- **Proved High Quality Reservoirs with Large Structural Features Are Present Below Salt Weld** ✓
- **Developed Expertise/Technology for High Pressure/High Temperature Completions** ✓
- **Identified Conventional Completion Opportunities** ✓

What's Next?

- **Flow Testing/Commercial Production**
- **Reserve Bookings Following Successful Flow Tests**
- **Additional Delineation Drilling**
- **Apply Model on Other Prospects within Newly Defined Trend**

Davy Jones

TRAILBLAZER

Achieved Major Engineering Milestone in Completing First High-Pressure High-Temperature Sub-Salt Well on the Shelf of the Gulf of Mexico

Discovery Well


Sparta
Top Wilcox
Lower Eocene
Paleocene
Upper Wilcox
Lower Wilcox
Wilcox 1A
Wilcox 1B
Top Wilcox 2
Wilcox 2
8c
A
B
C
D
E
F
G

Wilcox Sands with 13-15% Porosity


2012-Mar-27 12:45:46.137 AM

Pay Count Summary
B sand – 33'
C sand – 50'*
D sand – 38'
E sand – 14'
F sand – 65'

**two members (42' in one and 8' in the other)*


Shallow Production
Middle Miocene
(Y Sand)
12000' Average
Lower Miocene
(Gyro)
17000'-23800'
Top of Eocene
24700'-32500'
John Paul Jones
Davy Jones

McMoRan

Flow Test Timeline

TRAILBLAZER

March 2012

F-Sand

State of the Art Hydraulic Perforating Guns Malfunctioned

March 2012

MMR Had 2 Options:

1) Perform Workover to Recover Guns – Operations Required Pulling Tubing Since Guns were too Large to Recover through Tubing

2) Perforate and Commingle "C" and "D" Sands with Smaller E-Line Guns

To Expedite Test MMR Chose Option 2

March 2012

D-Sand

Perforation Resulted in Positive Pressure Build-Up Followed by a Gas Flare; Flow Restricted by Partial Blockage from Residual Drilling Fluid from Initial Drilling Operations

C-Sand

Attempts to Perforate "C" Sand did not Clear the Blockage

April 2012

MMR Had 2 Options:

1) Attempt to Clear Blockage with Coiled Tubing and Attempt to Re-Perforate "C" and "D" Sands

2) Perform Workover to Recover Guns – Will Provide Access to All Wilcox Reservoirs ("A" Through "F") Totaling 200' net

MMR Chose Option 2 – Will Use More Powerful Wireline Casing Guns Capable of Deeper Reservoir Penetration

April 2012

BSEE Issued Final Permits to Approve Workover; Operations Commence

MMR Expects Operations Currently Under Way Will Enable a Measurable Flow Rate During 2Q12 Followed by Commercial Production Shortly Thereafter

McMoRan

Observations to Date

TRAILBLAZER

- Successful Completion – Advanced Technologies to Produce Deep Reservoirs with High Temperatures & Pressures
- Hydraulic Casing Gun Malfunction in Wilcox "F" Sand Was a Mechanical Issue, Not a Reservoir Issue
- Connectivity with the Wilcox "D" Sand was Achieved with Limited Perforation Encountering Positive Pressure Response which Established Flow Followed by a Natural Gas Flare
- Results from the Wilcox "D" Sand Indicates the Reservoir is Capable of Production
- Smaller Wireline Through-tubing Guns Used in the "D" and "C" Sands were Ineffective in Obtaining Effective Penetration of the Reservoir
- Optimal Flow will Require Larger Wireline Casing Guns to Achieve Effective Penetration

Ultra-Deep Well Status Report

TRAILBLAZER



Davy Jones Field
WI: 63.4%; NRI: 50.2%
Workover Operations Under Way to Provide Access to All Wilcox Sands in #1 Well; Expect to Commence Completion of #2 Well in 2H12
Lineham Creek
Blackbeard West #2
WI: 69.4%; NRI: 53.1%
Current Depth: 20,000'
PTD: 26,000'
Lafitte
WI: 72.0%; NRI: 58.3%
Drilled to 34,162'
Evaluating Development Options
Blackbeard East
WI: 72.0%; NRI: 57.4%
Drilled to 33,318'
Set perforated liner across entire Sparta interval.
Evaluating Development Options

Lineham Creek Onshore Ultra-Deep Exploration Prospect

TRAILBLAZER



~ 55 miles away
Lineham Creek Prospect
Davy Jones Discovery

- Located Onshore in Cameron Parish, LA
- Large Area of Potential Closure
- Operations Commenced 12/31/11; Drilling Below 13,800'
- Targeting Eocene/Paleocene Objectives Below Salt Weld; PTD 29,000'
- Chevron is Operator with 50% WI
- MMR Participating with 36% WI

Ultra-Deep Prospects/Potential

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Unrisked Potential Could Exceed 100 Tcfe



LINEHAM CREEK (in progress)
DAVY JONES
JOHN PAUL JONES
MMR Wilcox/Cretaceous Play
ENGLAND
BLACKBEARD WEST (#2 in progress)
BONNET
MMR Miocene/Wilcox Play
DRAKE
QUEEN ANNE'S REVENGE
BLACKBEARD EAST
100'
MMR Oligocene/Frio Play
650'
BARATARIA
HOOK
CALICO JACK
BARBOSA
CAPTAIN BLOOD
LAFITTE
MORGAN
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage

*Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan

2012 Outlook Summary

TRAILBLAZER

- **2012 Production Estimate***
  - **Annual Average 135 MMcfe/d**
  - **Excludes Potential Production from Davy Jones #1**
  - **Expect to Increase 2012 Estimate Once Commercial Production is Established at Davy Jones**
  - **2Q12e – 145 MMcfe/d**

- **2012 Capital Expenditures Estimate – ~$500 MM**
  - **~ 50% in Exploration; ~ 50% in Development**
  - **Spending Subject to Change, Depending on Drilling Results, Follow-on Development Activities, and General Market Factors**

- **Abandonment Expenditures Estimate – ~$60 MM**

** Dependent on the timing of planned recompletions and start ups, production performance, weather and other factors.*
e = estimate. See Cautionary Statement.

McMoRan

Cash Flow Sensitivities

TRAILBLAZER

($ in millions)

2012e EBITDAX Models Based on Varying Production Levels (1)



$175
$195
$230
135 Mmcfe/d
150 Mmcfe/d
180 Mmcfe/d

Impact to EBITDAX	135 Mmcfe/d	150 Mmcfe/d	180 Mmcfe/d
+/- $1/Mmbtu	$31 MM	$36 MM	$46 MM
+/- $10/Bbl	$13 MM	$14 MM	$15 MM

(1) Based on NYMEX forward curve pricing as of April 10, 2012 (approximately $2.40/MMbtu and $102.40/bbl for remaining 9 months of 2012). Volume sensitivities on incremental sales assume 95%/5% natural gas to oil ratio.

e = estimate. See Cautionary Statement.

NOTE: These are model results presented for illustrative purposes only.

McMoRan

Summary

TRAILBLAZER

- **Exploration Results Have Validated Geologic Model**
- **Developed Valuable Engineering Processes/ Technologies to Convert Geologic Success to Commercial Success**
- **Opportunities to Apply Model and Unlock Additional Value from Acreage/Prospect Inventory**
- **Success Provides Potential to Add Meaningful Reserves, Production and Asset Values for Shareholders**

McMoRan Exploration Co.

Reference Slides

TRAILBLAZER

MMR LISTED NYSE

www.mcmoran.com

Davy Jones #1 Wellbore Schematic



60"x48"
24"
Dual 3.5" 25,000 psi
Subsurface Safety Valves
3.5" Production Tubing
9"x7" High Pressure Heavy Wall
Casing Tieback
20"
13-5/8"
11-7/8"
4" Polished Bore Receptacle
9-3/8"
7-5/8"
Wilcox "C" Sand
Wilcox "D" Sand
Wilcox "F" Sand
2-7/8" Perforating Guns
5" Liner

Blackbeard Ultra-Deep Exploration Area



Located in 80 Feet of Water
Blackbeard East - ST 144
Blackbeard West - ST 167/168/SS 188
SHIP SHOAL
SOUTH TIMBALIER
McMoRan Blackbeard West #2 Drilling
McMoRan Blackbeard West #1BP2 TA
McMoRan Blackbeard East #1
Salt Weld
Salt Keel
Queen Anne's Revenge
Queen Annes Revenge (Prop)
Blackbeard East
Dip
1 Mile
165
164
112
111
110
109
108
140
139
186
187
141
142
143
144
145
146
147
189
188
168
167
166
165
164
163
162
210
211
169
170
171
172
173
174
175
12/11

Blackbeard East Cross Section



Upper Miocene
Middle Miocene
Frio
19500' Sd. Upper
19500' Sd. Lower
19800' Sd.
24200' Sd
24600' Sd
Frio 1 Sd.
Frio 2 Sd.
Vicksburg Sd.
Top Eocene
Top Sparta
Sparta Limestone
South Timbalier Area
Blackbeard East
C
NW
C'
SE
Discovery
Queen Anne's Revenge
-10,000'
-15,000'
-20,000'
-25,000'
-30,000'
-35,000'
-40,000'
Plio-Pleistocene
Salt Weld
Upper Miocene
Salt
Middle Miocene
Lower Miocene
Oligocene
TD 33,318' TVD
Eocene
Wilcox
Cretaceous
Salt Keel
Lower Miocene
Upper
Miocene
Middle Miocene
Salt Weld
Frio
Oligocene
Eocene
Wilcox

- *Sparta interval at bottom of hole appears to have hydrocarbon bearing fractures.*
- *Set perforated liner across entire Sparta interval.*

Other Ultra-Deep Prospects with Similar Characteristics to Blackbeard

Buried Treasures on the Shelf

Velocity Anomaly Seen at Blackbeard East May be Visible at Other Nearby Prospects



West
East
Drilling
Drilling
Barbosa
2
Ship Shoal 188
3
Blackbeard West
Blackbeard East
1
Velocity Anomalies Below Salt Weld
Salt Weld
-25,000'
-30,000'

Lafitte Cross Section & Logs


Eugene Island Area
Lafitte
B'
North
B
South
Discovery
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Upper Miocene
Disturbed Zone
Middle Miocene
Salt
Lower Miocene
Frio
Yegua
Sparta
TD 34,162´ TVD
Oligocene/Frio
Eocene / Paleocene
(Wilcox)
Upper Cretaceous
Tuscaloosa
Mesozoic

Lafitte Prospect

OCS G-21640 #1 BP1


1" Triple Combo Uplog
1" Triple Combo Uplog
1" Composite Up/Down Triple Combo
CRIS R
FRIO
UPPER EOCENE
Sparta
Potential Fractured Carbonate Reservoir
FRACTURES OBSERVED THROUGH OUT ENTIRE CORE INTERVAL

Lafitte/Barataria/Captain Blood Cross Section

TRAILBLAZER

Results at Lafitte Enhance Potential of Lafitte Strategic Area Including McMoRan's Barataria and Captain Blood Prospects



WEST
Barataria
EAST
Lafitte
Captain Blood
SOUTH
±9.85 Miles
±15.2 Miles
Pleistocene/Pliocene
SALT
SALT
Upper Miocene
Upper Miocene
Salt Weld
Upper Miocene
Middle Miocene
Middle Miocene
Lower Miocene
Lower Miocene
Lower Miocene
Oligocene
Oligocene
Oligocene
Frio
Eocene
Eocene / Paleocene
Eocene / Paleocene
Upper Cretaceous
Tuscaloosa
Wilcox
Tuscaloosa
Upper Cretaceous
Mesozoic
Lower Cretaceous
-20,000'
-30,000'
-40,000'
-20,000'
-30,000'
-40,000'

1Q12 Average Production Rates For Top Fields

(MMcfe/d)



LA State Lease 18090
"Long Point"
Gross: 28; Net: 8
"Laphroaig"
Gross: 49; Net: 14
Breton Sound 33
Gross: 11; Net: 3
South Marsh Island 212
"Flatrock" Field
Gross: 136; Net: 56
Main Pass 299
Gross: 10; Net: 8
High Island 474
Gross: 5; Net: 3
West Delta 27
Gross: 7; Net: 4
Vermilion 215
Gross: 6; Net: 5
South Pelto 9
Gross: 11; Net: 3
High Island 537
Gross: 9; Net: 6

1Q12 Sales

Natural Gas (Bcf)	8.8
Oil (MM bbls)	0.6
NGLs (Bcfe)	1.7

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America (GAAP). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income. EBITDAX is derived from net income from continuing operations before other income, net; interest expense, net; income tax expense; Main Pass Energy Hub™; exploration expenses; depletion, depreciation and amortization expense; stock-based compensation charged to general and administrative expenses; and insurance recoveries. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), the computation of this non-GAAP financial measure may be different from similar presentations of other companies, including oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net income to EBITDAX for the first quarter ended March 31, 2012 is set forth below:

	1Q12
	($ in millions)
Net loss applicable to common stock, as reported	$ (4.9)
Preferred dividends	10.4
Loss from discontinued operations	3.1
Income from continuing operations, as reported	8.6
Other income, net	(0.2)
Interest expense, net	0.0
Income Tax Expense	0.0
Main Pass Energy Hub™	0.1
Exploration expenses	8.0
Depreciation, depletion and amortization expense	41.8
Stock-based compensation charged to general and administrative expenses	4.2
Insurance recoveries	(1.2)
EBITDAX	$ 61.3